                                                                 EXHIBIT 10.10

                       ASSIGNMENT OF PARTNERSHIP INTEREST


     THIS ASSIGNMENT OF PARTNERSHIP INTEREST dated as of June 2, 1993 (herein called the "Assignment") is by CORNERSTONE NATURAL GAS COMPANY, a Delaware corporation (herein called "Assignor"), in favor of ENDEVCO PIPELINE COMPANY, a Delaware corporation (herein called "Assignee").

                                  RECITALS:

     A. Assignor and Western Natural Gas Company, a Delaware corporation ("Western"), entered into that certain General Partnership Agreement dated as of March 7, 1989, as amended by Amendment No. 1 dated September 28, 1989 (as so amended, the "Partnership Agreement"), creating Mountain Creek Joint Venture ("Mountain Creek").

     B. On December 27, 1990, December 27, 1991, and December 31, 1992, Western assigned its interest in Mountain Creek, the Partnership to Wesnat Pipeline Company, a Delaware corporation ("Wesnat"), pursuant to that certain Assignment, and Wesnat currently holds such interests and has the right to consent to the assignments contemplated hereby.

     C. Assignor and Western entered into that certain Natural Gas Transportation Agreement dated February 3, 1989 (the "Transportation Agreement") with Texas Utilities Fuel Company, a Texas corporation ("TUFCO"), and the obligations under the Transportation Agreement have been performed by Mountain Creek.

     D. Mountain Creek entered into that certain Permanent Loan Agreement dated September 28, 1989 (as from time to time amended, the "Loan Agreement") with Chrysler Capital Corporation ("Chrysler"), pursuant to which Assignor, as a general partner in Mountain Creek, became liable for the indebtedness of Mountain Creek to Chrysler.

     E. On June 1, 1992, Chrysler assigned to General Electric Capital Corporation ("GECC") the Note (as such term is defined in the Loan Agreement), as well as the Loan Agreement and the other Loan Papers referred to therein.

     F. Assignor desires to assign to Assignee all of its rights and interests in, to and under the Partnership Agreement and the Transportation Agreement, and Western, Wesnat, Mountain Creek and GECC have each agreed to consent to such assignment on the terms and conditions provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby act and agree as follows:

                                  ARTICLE I

                                 ASSIGNMENT

     Section 1.1. ASSIGNMENT. Assignor, for and in consideration of the sum of Ten Dollars ($10.00) and for other good and valuable consideration to Assignor paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, does by these presents SELL, TRANSFER, CONVEY, ASSIGN, ENDORSE, SET OVER AND DELIVER unto Assignee the following:

     (a) The general partnership interest of Assignor in Mountain Creek, together with all rights, benefits, remedies and privileges of Assignor under the Partnership Agreement and all of the interest of Assignor in the Transportation Agreement (all of the foregoing are herein collectively called the "Assigned Interest"); and

     (b) All rights, titles, interests, privileges, claims, demands, and equities existing or to exist in connection with the Assigned Interest.

TO HAVE AND TO HOLD the Assigned Interest, together and along with all such rights, titles, interests, privileges, claims, demands and equities, now or hereafter had by Assignor in connection therewith, unto Assignee forever.

     Section 1.2. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. The assignment made hereby is made without recourse and without warranty or representation of any nature whatsoever, express or implied, except Assignor does warrant that it is the owner and holder of the Assigned Interest and has the full right, power and authority to transfer the Assigned Interest free of any lawful claim of any person or entity.

     Section 1.3. ASSUMPTION BY ASSIGNEE. Assignee hereby agrees to accept the Assigned Interest and to assume and perform all of the obligations and duties that Assignor has or will have under the Partnership Agreement.

     Section 1.4. RATIFICATION BY ASSIGNEE, MOUNTAIN CREEK AND WESNAT. Each of Mountain Creek and Wesnat hereby consents to the assignment contemplated hereby, and each of Mountain Creek, Wesnat and Assignee hereby ratifies and confirms the Partnership Agreement, as modified by this Assignment, and agrees that on and after the date hereof all references in the Partnership Agreement or any related document to "Cornerstone," "Managing Partner" or similar references shall refer to Assignee.

                                     ARTICLE II

                                    MISCELLANEOUS

     Section 2.1. ADDRESSES. For the purposes of this Assignment, the addresses of the parties shall hereafter be as shown beside their signatures hereto.

     Section 2.2. ADDITIONAL DOCUMENTS. Assignor will from time to time, at the request of Assignee and at no expense to Assignor, execute and deliver to Assignee any documents deemed by Assignor to be reasonably necessary or desirable to carry out more effectively the purposes of this Assignment, including without limitation any assignments, properly completed (and acknowledged when required).

     Section 2.3. CHOICE OF LAW. THIS ASSIGNMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA.

     Section 2.4. COUNTERPARTS. This Assignment may be executed in several counterparts, all of such counterparts together constituting one and the same instrument.

     Section 2.5. FINAL AGREEMENT; NO ORAL AGREEMENTS. THIS WRITTEN ASSIGNMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have each executed this Assignment on the dates set forth in their respective acknowledgements below to be effective for all purposes as of the date first written above.

"ASSIGNOR"

CORNERSTONE NATURAL GAS COMPANY
a Delaware corporation

By: /s/ JAMES W. BRYANT
    --------------------------
Name:  James W. Bryant
       -----------------------
Title: Chairman of the Board
       -----------------------

Address of Assignor is:
8080 N. Central Expressway
Twelfth Floor, L.B. 47
Dallas, Texas  75206

"ASSIGNEE"

ENDEVCO PIPELINE COMPANY
a Delaware corporation

By: /s/ JAMES W. BRYANT
    --------------------------
Name:  James W. Bryant
       -----------------------
Title: Chairman of the Board
       -----------------------

Address of Assignee is:
8080 N. Central Expressway
Twelfth Floor, L.B. 47
Dallas, Texas  75206


     Each of the following, by its execution in the space provided below, hereby consents to the Assignment and the transactions contemplated thereby.


WESNAT PIPELINE COMPANY
a Delaware corporation

By: /s/ TED C. PARKER, JR.
    --------------------------
Name:  Ted C. Parker, Jr.
       -----------------------
Title: President
       -----------------------

WESTERN NATURAL GAS COMPANY
a Delaware corporation


By: /s/ TED C. PARKER, JR.
    --------------------------
Name:  Ted C. Parker, Jr.
       -----------------------
Title: President
       -----------------------

MOUNTAIN CREEK JOINT VENTURE
a Texas general partnership

By:  CORNERSTONE NATURAL GAS COMPANY

By: /s/ JAMES W. BRYANT
    --------------------------
Name:  James W. Bryant
       -----------------------
Title: Chairman of the Board
       -----------------------

By:  WESNAT PIPELINE COMPANY

By: /s/ TED C. PARKER, JR.
    --------------------------
Name:  Ted C. Parker, Jr.
       -----------------------
Title: President
       -----------------------


Address of Mountain Creek is:
8080 N. Central Expressway
Suite 1200, L.B. 47
Dallas, Texas  75206


GENERAL ELECTRIC CAPITAL CORPORATION
a New York corporation

By: /s/ JOYCE TAYLOR
    ------------------------
Name:  Joyce Taylor
       ---------------------
Title: RCA
       ---------------------